SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2022

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 26, 2022, Charter Communications, Inc. (the “Company”) held its Annual Meeting of Stockholders. Of the total 191,492,681 shares of the Company’s common stock outstanding and eligible to vote at the meeting, including Charter Communications Holdings, LLC common units on an as-exchanged basis, 160,726,338 shares of Class A common stock, representing the same number of votes, and 1 share of Class B common stock, representing 20,887,208 votes, were represented in person or by proxy at the meeting. The votes cast for all matters are set forth below:

1.    Election of Directors.

Nominees	For	Withheld	Abstain	Broker Non-Votes
W. Lance Conn	140,474,412	36,515,040	56,581	4,562,804
Kim C. Goodman	176,156,611	840,952	48,547	4,562,804
Craig A. Jacobson	166,229,151	10,765,218	51,664	4,562,804
Gregory Maffei	138,150,413	38,843,273	52,348	4,562,804
John D. Markley, Jr.	154,497,702	22,474,298	74,035	4,562,804
David C. Merritt	174,115,973	2,879,962	50,171	4,562,804
James E. Meyer	166,148,715	10,845,663	51,656	4,562,804
Steven A. Miron	158,310,152	18,680,673	55,208	4,562,804
Balan Nair	163,337,998	13,655,402	52,708	4,562,804
Michael A. Newhouse	166,057,901	10,936,653	51,480	4,562,804
Mauricio Ramos	159,178,879	17,809,276	57,881	4,562,804
Thomas M. Rutledge	172,385,502	4,183,353	477,255	4,562,804
Eric L. Zinterhofer	144,360,719	32,634,777	50,538	4,562,804

2.    Vote to ratify the appointment of KPMG LLP as the Company’s independent public accounting firm.

For	Against	Abstain	Broker Non-Votes
179,389,510	2,175,061	48,975	—

3.    Vote on the stockholder proposal regarding lobbying activities.

For	Against	Abstain	Broker Non-Votes
68,565,290	107,801,422	679,325	4,562,804

4.    Vote on the stockholder proposal regarding Chairman of the Board and CEO roles.

For	Against	Abstain	Broker Non-Votes
47,832,270	128,805,309	408,458	4,562,804

5.     Vote on the stockholder proposal regarding political and electioneering expenditure congruency report.

For	Against	Abstain	Broker Non-Votes
52,928,493	123,452,963	664,583	4,562,804

6.     Vote on the stockholder proposal regarding disclosure of greenhouse gas emissions.

For	Against	Abstain	Broker Non-Votes
64,852,941	108,264,037	3,929,056	4,562,804

7.     Vote on the stockholder proposal regarding EEO-1 reports.

For	Against	Abstain	Broker Non-Votes
80,315,935	96,257,251	472,849	4,562,804

8.     Vote on the stockholder proposal regarding diversity, equity and inclusion reports.

For	Against	Abstain	Broker Non-Votes
78,575,310	97,154,425	1,321,007	4,562,804

No other matters were considered and voted on by the stockholders at the annual meeting.

As a result of the votes cast as reported above, the stockholders elected each nominee as a director of the Company, ratified the appointment of KPMG LLP as independent public accounting firm for the Company for the year ending December 31, 2022 and did not approve any of the stockholder proposals.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 29, 2022		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 29, 2022		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 29, 2022		Executive Vice President, Chief Accounting Officer and Controller